UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 1

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): August 25, 2021

THE PARKING REIT, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	000-55760	47-3945882
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

250 E. 5th Street, Suite 2110, Cincinnati, Ohio	45202
(Address of Principal Executive Offices)	(Zip Code)

(513) 834-5110

(Registrant’s telephone number, including area code)

9130 W. Post Rd., Suite 200

Las Vegas, Nevada 89148

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [ ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]

EXPLANATORY NOTE

This Amendment No. 1 (the “Amended Filing”) to the Current Report on Form 8-K for The Parking REIT, Inc. (the “Company”) dated August 25, 2021, filed with the Securities and Exchange Commission on August 31, 2021 (the “Original Filing”), is being filed to update the number of Issued OP Units and report the appointment of the New Directors to the standing committees of the Company’s Board of Directors (the “Board”). Capitalized terms used but not defined herein have the meaning ascribed thereto in the Original Filing.

Item 2.01. Completion of Acquisition or Disposition of Assets.

On August 25, 2021, the Company filed the Original Filing to report the closing of the transactions contemplated by the equity purchase and contribution agreement (the "Purchase Agreement") by and among the Company, MVP REIT II Operating Partnership, L.P., Michael V. Shustek, Vestin Realty Mortgage I, Inc., Vestin Realty Mortgage II, Inc. and Color Up, LLC (the “Transactions”). In connection with the closing of the Transactions, the Original Filing described the number of the Issued OP Units as 7,459,751. After re-calculation pursuant to the Purchase Agreement, the number of Issued OP Units equals 7,481,668.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Committee Appointments of New Directors

In connection with the closing of the Transactions, the Company disclosed the election of the New Directors to the Board in the Original Filing, but at that time, no determination had been made regarding any Board Committee assignments. On October 5, 2021, the Board appointed the following individuals to the standing Committees of the Board and renamed the Nominating Committee, the Nominating and Governance Committee:

Audit Committee

Lorrence T. Kellar (Chair)

Shawn Nelson

Danica Holley

Compensation Committee

Jeffrey B. Osher (Chair)

Danica Holley

Shawn Nelson

Nominating and Governance Committee

Damon Jones (Chair)

Danica Holley

Shawn Nelson

Compensatory Arrangements of Resigning Officer

In the Original Filing, the Company disclosed the resignation of Daniel Huberty as the Company’s President and Chief Operating Officer. Pursuant to Mr. Huberty’s employment agreement, in connection with his resignation in connection with the Transactions, Mr. Huberty will receive a severance payment in the amount of $600,000, less applicable taxes and withholding and payable in accordance with the Company’s payroll practices. Mr. Huberty’s employment agreement is filed as Exhibit 10.6 to the Current Report on Form 8-K filed April 3, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE PARKING REIT, INC.

Date: October 8, 2021	By:	/s/ J. Kevin Bland
	Name:	J. Kevin Bland
	Title:	Chief Financial Officer